Statement of Additional Information Supplement

April 26, 2006

Morgan Stanley Institutional Fund Trust

Supplement dated April 26, 2006 to the Statement of Additional Information of Morgan Stanley Institutional Fund Trust dated January 30, 2006

The table included in the section of the Fund’s Statement of Additional Information titled “The Portfolios’ Investments and Strategies—Fixed Income Portfolios” is hereby revised to reflect that the Limited Duration Portfolio and Advisory Mortgage Portfolio may invest in Foreign Currency and Forwards and that the Mortgage Advisory Portfolio may invest in Foreign Currency.

Non-fundamental policy (1)(b) listed under the “Investment Limitations—Non-Fundamental Limitations” section of the Fund’s Statement of Additional Information is hereby deleted. Non-fundamental policy (1) will now read:

As a matter of non-fundamental policy, no Portfolio will:

(1) in the case of any Equity or Balanced Portfolio, enter into futures contracts to the extent that each Portfolio’s outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio’s total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC’s position on asset coverage;

The following paragraphs are hereby added at the end of the “Investment Strategies—Options” section of the Fund’s Statement of Additional Information:

Covered Call Writing. Each of the Equity Portfolio and U.S. Mid Cap Value Portfolio is permitted to write (sell) listed and over-the-counter (“OTC”) covered call options on portfolio securities. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation. OTC options are sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolios and will have the same characteristics as listed calls.

Each Portfolio, in return for a call it has written, receives a premium (i.e., the price of the option) and agrees to sell the underlying security, if called, at the exercise price prior to the expiration date of the option, regardless of its then current market price. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the option decline in value.

Each Portfolio intends to write options that are “covered” only. A call option is “covered” as long as the Portfolio continues to own the underlying securities in an amount greater than or equal to the nominal value of the associated options contracts.

The Portfolios will engage in OTC covered call option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers. In addition, the Portfolios may enter into a transaction in an OTC covered call option only if the counterparty has, at the time the transaction is entered into, a senior debt (or equivalent) rating of at least AA- by the Standard & Poor’s Corporation (“S&P”) or Aa3 by Moody’s Investor Services (“Moody’s”) or a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or a commercial paper or equivalent rating of at least A-1 by S&P or P-1 by Moody’s or a comparable rating by another NRSRO.

The Portfolios may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls they have written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. Thus, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option.

The liquidity of listed covered call options is dependent on the liquidity of the underlying security and the options market in general and, in the case of OTC covered call options, the creditworthiness of the transacting dealer and the terms of the contract. OTC covered call options are negotiated with dealers and there is no secondary market for these investments.

Please retain this supplement for future reference.